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Exhibit 77Q1 - Additional Items

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the registrant has included the complete list of foreign sub-custodians below.

Item 15

CUSTODIAN:  The Bank of New York Mellon
Country                           Subcustodian Name Legacy Mellon                             City
Argentina                         Citibank Buenos Aires                                       Buenos Aires
Australia                         National Australia Bank Ltd
Melbourne Victoria 3000
Austria                           UniCredit Bank Austria AG                                   Vienna Austria

Bahrain                           HSBC Manama                                                 Manama 304
Bahrain

Bangladesh                        Standard Chartered Bank Dhaka                               Dhaka 1000 Bangladesh
Belgium                           ING Belgium                                                 Brussels Belgium
Bermuda                           Bank of Bermuda Bermuda                                     Cote dIvoire
Botswana                          Barclays Bank of Botswana Limited Gaborone                  Khama Crescent Gaborone
Brazil                            Citibank N.A. Sao Paulo                                     Sao Paulo
Bulgaria                          UniCredit Bank Austria AG                                   Sofia
Canada                            Canadian Imperial Bank of Commerce Toronto                  Cote dIvoire
Caymen Islands                    The Bank of New York Mellon                                 London
Channel Islands                   The Bank of New York Mellon                                 London
Chile                             Banco Itau Chile                                            Las Condes Santiago
China A                           HSBC Bank (China) Company Limited                           Shanghai
China B                           HSBC Bank (China) Company Limited                           Shanghai
Colombia                          Cititrust Colombia S.A.                                     Santa Fe de Bogota D.C.
Croatia                           UniCredit Bank Austria AG                                   10000 Zagreb
Cyprus                            EFG Eurobank Ergasias S.A.                                  Athens
Czech Republic                    Citibank Europe plc organizacni slozka                      Prague
Denmark                           Skandinaviska Enskilda Banken Copenhagen                    Copenhagen
Ecuador                           Banco de la Produccion S.A                                  Quito
Egypt                             HSBC                                                        Maadi Cairo
Estonia                           SEB Pank AS (2005)                                          Tallinn
Euroclear                         Euroclear Bank S.A                                          Brussels
Finland                           SEB Finland                                                 Helsinki
France                            BNP Paribas Securities Services Paris (1987)                Paris
Germany                           BHF Bank Akfiengesellschaft                                 63067 Offenbach am Main
Ghana                             Barclays Bank of Ghana Limited Accra                         Accra
Greece                            EFG Eurobank Ergasias S.A.                                  Athens
Hong Kong                         HSBC Hong Kong                                              Kowloon
Hungary                           Unicredit Bank Hungary Zrt.                                 Budapest
Iceland                           Nyi Glitnir Banki hf                                        Reykjavik
India                             HSBC Mumbai                                                 Mumbai
Indonesia                         HSBC Jakarta                                                Jakarta
Ireland                           The Bank of New York Mellon London Branch                   Manchester
Israel                            Citibank N.A. Tel Aviv Branch                               Tel Aviv 61000 Israel
Italy                             Intesa Sanpaolo S.p.A                                        20152 Milan
Japan                             HSBC Tokyo                                                  Tokyo
Japan                             BTMU Tokyo (2007) (For CIBC Mellon clients only)            Tokyo
Jordan                            HSBC Amman                                                  Amman
Kazakhstan                        HSBC Kazakhstan                                             Almaty
Kenya                             Barclays Bank of Kenya Limited Nairobi                      Nairobi
Kuwait                            HSBC Middle East Ltd                                        Safat
Latvia                            AS SEB banka                                                Riga
Lebanon                           HSBC Beirut                                                 Beirut
Lithuania                         SEB Bankas                                                  Vilnius
Luxembourg                        Euroclear Bank S.A                                          Luxembourg
Malaysia                          Citibank Berhad                                             Kuala Lumpur
Malta                             HSBC Bank Malta                                             Valletta
Mauritius                         HSBC Port Louis                                             18 Cybercity Ebene
Mexico                            Banco Santander Serfin S.A.                                 Mexico City
Morocco                           Citibank Maghreb                                            Casablanca
Namibia                           Standard Bank Namibia LTD                                   Windhoek
The Netherlands                   BNY Mellon Asset Servicing B.V                              Manchester
New Zealand                       National Australia Bank Ltd                                 Auckland
Niger                             Societe Generale de Banques en Cote dlvoire                 Plateau Abidjan
Norway                            DnB Nor Bank ASA                                            Oslo
Oman                              HSBC                                                        Sultanate of Oman
Pakistan                          Deutsche Bank AG Karachi                                    Karachi
Palestinian Autonomous Area       HSBC                                                        Ramallah West Bank
Peru                              Citibank del Peru Lima                                      Lima
The Philippines                   HSBC Manila                                                 Makati City
Poland                            Bank Handlowy w Warszawie SA. Warsaw                        Warsaw
Portugal                          Banco Comercial Portugues S.A. Lisbon                       2744-002 Porto Salvo
Qatar                             HSBC Middle East Ltd                                        Doha
Romania                           UniCredit Bank Austria AG                                   Bucharest
Russia                            ZAO Citibank Moscow                                         Moscow
Saudi Arabia                      HSBC                                                        Riyadh
Serbia                            UniCredit Bank Austria AG                                   Belgrade
Singapore                         The Development Bank of Singapore Singapore                  Singapore
Slovakia                          UniCredit Bank A.S.                                         Bratislava
Slovenia                          UniCredit Bank Austria AG                                   Ljubljana
South Africa                      Societe Generale Johannesburg                               Johannesburg
South Korea                       HSBC                                                        Seoul
Spain                             Santander Investment Services S.A.                          Madrid
Sri Lanka                         HSBC                                                        Colombo
Swaziland                         Standard Bank Swaziland Limited                             Mbabane
Sweden                            Skandinaviska Enskilda Banken Stockholm                     SE-106 40 Stockholm
Switzerland                       Union Bank of Switzerland Zurich                            8070 Zurich
Taiwan                            Standard Chartered Bank (SCB) Taipei                        Taipei
Thailand                          HSBC Bangkok Branch                                         Bangkok
Tunisia                           Banque Internationale Arabe de Tunisie Tunis                 Tunis
Turkey                            Deutche Bank A.S                                            Istanbul
Uganda                            Barclays Bank of Uganda Kampala                             Kampala
Ukraine                           UniCredit Bank Austria AG                                   Kyiv
United Arab Emirates              HSBC Dubai                                                  Dubai
United Kingdom                    The Bank of New York Mellon London Branch                   Manchester
United States                     The Bank of New York Mellon                                 New York
Uruguay                           Banco Itau Uruguay S.A.                                     Montevideo
Venezuela                         Citibank N.A. Caracas                                       Caracas
Vietnam                           HSBC                                                        Ho Chi Minh City
Zambia                            Barclays Bank of Zambia Limited Lusaka                      Lusaka
Zimbabwe                          Barclays Bank of Zimbabwe Limited Harare                    Harare
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